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                                                                    EXHIBIT 10.5

                             REGISTRATION AGREEMENT

     THIS REGISTRATION AGREEMENT (this "AGREEMENT") is made as of February 18, 2000, by and among Corechange, Inc., a Delaware corporation (the "COMPANY"), each of the Persons listed on the SCHEDULE OF INVESTORS attached hereto (collectively referred to herein as the "INVESTORS" and individually as an "INVESTOR"), HarbourVest Venture Partners V Direct Fund L.P. ("HARBOURVEST"), and each of the other holders of Registrable Securities who may from time to time become a party hereto by executing a counterpart to this Agreement.

     WHEREAS, the Investors and the Company are party to a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Investors acquired shares of the Company's Series B Preferred, par value $.01 per share;

     WHEREAS, the Company and HarbourVest are parties to the Convertible Preferred Stock Purchase Agreement dated January 21, 1998 (the "HARBOURVEST AGREEMENT"), that contains in Sections 8.5 through 8.14 certain provisions relating to registration of Company securities in the event of a public offering therefor;

     WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, the Company and HarbourVest have agreed to enter into this Agreement, which shall supersede in all respects the provisions set forth in Sections 8.5 through 8.14 of the HarbourVest Agreement, and shall provide in lieu thereof the registration rights set forth in this Agreement; and

     WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement intending to be legally bound hereby agree as follows:

     Unless otherwise provided in this Agreement, certain terms used herein shall have the meanings set forth in SECTION 11 hereof.

     SECTION 1. REQUESTED REGISTRATION.

     (a) REQUEST FOR REGISTRATION. At any time after the second year after the First Closing (as defined in the Purchase Agreement), if the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:


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          (i) promptly give written notice of the proposed registration to all other Holders; and

          (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, appropriate compliance with applicable regulations issued under the Securities Act and listing on appropriate exchanges) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given by any other Holder within 20 days after receipt of such written notice from the Company; PROVIDED that the Company shall not be obligated to effect, or to take any action to effect, any such registration or any related actions pursuant to this SECTION 1(A): (A) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, or in which the cost of the foregoing is unreasonable in light of the number of Registrable Securities requested to be sold in such jurisdiction, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; (B) if at the time of any request to register Registrable Securities pursuant to this SECTION 1(A), the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Holders may include Registrable Securities pursuant to SECTION 2 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period; (C) within six months after the effective date of any other registration of the Company's securities; (D) for a registration on Form S-1 or S-2, the aggregate value of the Registrable Securities being registered is less than $5,000,000; or (E) for a registration on Form S-3, the aggregate value of the Registrable Securities being registered is less than $250,000.

Subject to the foregoing clauses (A), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          The Holders of Series A Preferred shall be entitled, as Initiating Holders, to no more than two requested registrations under this SECTION 1(A). The Holders of Series B Preferred shall be entitled, as Initiating Holders, to no more than two requested registrations under this SECTION 1(A). A registration shall not count as one of the permitted requested registrations hereunder until it has become effective.


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               The registration statement filed pursuant to the request of the
     Initiating Holders may, subject to the provisions of SECTION 1(B) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but except as provided in the last sentence of
     SECTION 1(B) below the Company shall have no right to include any of its securities in any such registration.

               (b) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwritten offering, they shall so advise the Company as part of their request made pursuant to Section 1(c) and the Company shall include such information in the written notice referred to in Section 1(a) above. The right of any Holder to registration pursuant to SECTION 1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, the underwriters and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

               If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to
     SECTION 1, or if holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "OTHER SHAREHOLDERS") request such inclusion, the Initiating Holders shall to the extent permitted by applicable laws and regulations, on behalf of all Holders, offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company; PROVIDED that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Holders greater than the obligations of the Holders pursuant to SECTION 5. Notwithstanding any other provision of this Agreement, if the representative advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company and the Other Shareholders (other than Registrable Securities) shall be excluded from such registration to the extent so required by such limitation and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders of Registrable Securities whose securities would otherwise be underwritten pursuant hereto and the number of shares of securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities of the Company which they held at the time of the request for registration made by the Initiating Holders pursuant to SECTION 1(A). No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities,


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     officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               SECTION 2. COMPANY REGISTRATION.

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); provided that the Company shall not be required to provide prior written notice of any registration to the extent the Holders would not be entitled to include Registrable Securities in the Registration Statement pursuant to SECTION 2(B); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within fifteen days after written notice from the Company described in clause (i) above, except as set forth in SECTION 2(B) below. Such written request may specify all or a part of a Holder's Registrable Securities.

     Notwithstanding the foregoing, the Company shall have the right to postpone or withdraw any registration effected pursuant to this SECTION 2 without obligation to any Holder.

               (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to SECTION 2(A)(I). In such event the right of any Holder to registration pursuant to SECTION 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and, directors, officers and the Other Shareholders


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     distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company, PROVIDED that the Company shall use its reasonable best efforts to ensure that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Holders materially greater than the obligations of the Holders pursuant to SECTION 5. Notwithstanding any other provision of this SECTION 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by the Other Shareholders and the officers and directors of the Company (other than Registrable Securities and up to 2,400,000 of the Company's shares held by Ulf Arnetz) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they held at the time the Company gives the notice specified in SECTION 2(a)(i), PROVIDED that if such registration has been initiated at the request of Cambridge Technology Partners ("CTP") pursuant to the exercise of demand registration rights granted prior to the date of this Agreement, CTP may include up to 202,106 shares of the Company's stock in priority to any Registrable Securities. For purposes of the foregoing calculation, Ulf Arnetz shall be deemed to hold the lesser of 2,400,000 shares of the Company's stock and the actual number of shares of the Company's stock (other than shares acquired pursuant to stock options) owned by Ulf Arnetz at such time. If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               SECTION 3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; PROVIDED, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders (other than due to a material adverse change in the business of the Company occurring after the date in which registration was requested or any refusal to proceed based upon the advice of counsel that the registration statement, or any prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that such withdrawal is made within 10 days after the Initiating Holders become aware of the material adverse change or such advice from counsel, as applicable), the registration statement does not become effective, in which case the Holders and


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     Other Shareholders requesting registration shall bear such Registration
     Expenses pro rata on the basis of the number of their shares so included in the registration request.

               SECTION 4. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (a) use its best efforts to keep such registration effective for a period of one hundred twenty days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (I) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with provisions in SECTION 10 hereof; PROVIDED that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and PROVIDED, FURTHER, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which includes any prospectus required by Section 10(a)(3) of the Securities Act, the incorporation by reference of information contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

               (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities by such Holder;

               (c) in connection with any underwritten offering pursuant to a registration statement filed pursuant to SECTION 1 hereof, enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions on the part of the Company.

               SECTION 5. INDEMNIFICATION.

               (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder (within the meaning of the Securities Act), with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter (within the meaning of the Securities Act), with respect to such sale, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation




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     thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder (within the meaning of the Securities Act), each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter (within the meaning of the Securities Act), for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, PROVIDED that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) in reliance upon and in conformity with or based upon written information furnished to the Company by such Holder or underwriter or controlling person and stated to be specifically for use therein.

               (b) Each Holder will and hereby does, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, or prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act or any rule or regulation


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               thereunder applicable to the Holder and relating to action or inaction required of the Holder in connection with any such registration, qualification or compliance, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; PROVIDED, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold pursuant to such registration as contemplated herein.

               (c) Each party entitled to indemnification under this SECTION 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligation under this
     SECTION 5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of


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     any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, PROVIDED that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and PROVIDED, FURTHER, that if the Indemnified Party shall have reasonably concluded upon advice of counsel that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. No Indemnified Party shall consent to entry of any judgment or settle any claim or litigation without the prior written consent of the Indemnifying Party.

               SECTION 6. INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

               SECTION 7. LIMITATIONS ON REGISTRATION OF ISSUES OF SECURITIES. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding at least a majority of the Series A Registrable Securities and the holders of at least a majority of the Series B Registrable Securities enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company, PROVIDED that this SECTION 7 shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder if such right is subject to the limitations and cutbacks set forth in this Agreement with respect to Other Shareholders. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall not be inconsistent with or more favorable than the rights of the Holders provided in this Agreement, including the exclusion of such holder's or prospective holder's securities from registration under the circumstances specified in SECTIONS 1 and 2.

               SECTION 8. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

               (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

               (c) so long as a Holder owns any Restricted Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities.

               SECTION 9. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities under this Agreement may be transferred or assigned by each holder in connection with the transfer or assignment of any of such Holder's Registrable Securities to another Holder, to any affiliate of the assigning Holder or to any person or entity acquiring at least 480,000 Registrable Securities (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) or such lesser number as the Board of Directors may agree in writing, PROVIDED that the Company is given written notice by you at the time of or within a reasonable time after such transfer or assignment, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and PROVIDED, FURTHER, that the transferee or assignee of such rights is not deemed by the board of directors of the Company, in its reasonable judgment, to be a competitor of the Company; and PROVIDED, FURTHER, that the transferee or assignee of such rights agrees in writing to be bound by the obligations of such Holder under this Agreement.

               SECTION 10. "MARKET STAND-OFF" AGREEMENT. Each Holder agrees, if requested by the Company and an underwriter of Common Stock (or other equity securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other equity securities) of the Company held by such Holder during the one hundred and eighty-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

               (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

               (b) all Holders, officers and directors and other shareholders of the Company holding in excess of 2% of the outstanding Common Stock (on an as converted basis) of the Company enter into similar agreements.

               Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. Notwithstanding the foregoing, the Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred and eighty-day period.

               SECTION 11. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below.

               "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "COMMON STOCK" means the Common Stock of the Company as described in the Company's Certificate of Incorporation, as amended.

               "HOLDER" shall mean any holder of Registrable Securities.

               "INITIATING HOLDERS" shall mean Holders who own in the aggregate more than 50% of either the Series A Registrable Securities or the Series B Registrable Securities.

               "IPO" means the initial sale of Common Stock to the public pursuant to an underwritten offering registered under the Securities Act.

               "PREFERRED STOCK" means the Company's Series A Preferred Stock, par value $.01 per share, and the Company's Series B Preferred Stock, par value $.01 per share. For purposes of this Agreement, Preferred Stock shall not include any other series of the Company's preferred stock.

               The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement; provided that such terms shall not be deemed to include the registration of shares pursuant to a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

               "REGISTRABLE SECURITIES" means the Series A Registrable Securities and the Series B Registrable Securities.

               "SERIES A REGISTRABLE SECURITIES" means (I) Common Stock issued or issuable upon the conversion of the Series A Preferred, and (II) any Common Stock issued in respect of securities issued pursuant to the conversion of the Series A Preferred upon any stock split, stock dividend, recapitalization or similar event; PROVIDED, HOWEVER, that shares of Common Stock which are Series A Registrable Securities shall cease to be Series A Registrable Securities (a) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act, (b) with respect to a Holder of Series A Registrable Securities, if all of the Series A Registrable Securities held by such Holder may be sold pursuant to Rule 144(k) under the Securities Act and such Holder holds less than 5% of the Company's then outstanding capital stock, and (c) upon any sale in any manner to a person or entity which, by virtue of SECTION 10 of this Agreement, is not entitled to the rights provided by this Agreement. Series A Registrable Securities shall include shares of Common Stock issuable upon conversion of the Series A Registrable Securities even if such conversion has not yet been effected.

               "SERIES B REGISTRABLE SECURITIES" means (I) Common Stock issued or issuable upon the conversion of the Series B Preferred, and (II) any Common Stock issued in respect of securities issued pursuant to the conversion of the Series B Preferred upon any stock split, stock dividend, recapitalization or similar event; PROVIDED, HOWEVER, that shares of Common Stock which are Series B Registrable Securities shall cease to be Series B Registrable Securities (a) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act, (b) with respect to a Holder of Series B Registrable Securities, if all of the Series B Registrable Securities held by such Holder may be sold pursuant to Rule 144(k) under the Securities Act and such Holder holds less than 5% of the Company's then outstanding capital stock, and (c) upon any sale in any manner to a person or entity which, by virtue of SECTION 10 of this Agreement, is not entitled to the rights provided by this Agreement. Series B Registrable Securities shall include shares of Common Stock issuable upon conversion of the Series B Registrable Securities even if such conversion has not yet been effected.

               "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance with SECTIONS 1 and 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and Selling Expenses).

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

               "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and the fees and expenses of a selling Holder's own counsel (other than the counsel selected to represent all selling Holders).

               SECTION 12. TERM. This Agreement shall terminate and be of no further force or effect upon the earlier of (i) three years after a Qualified Public Offering (as defined in the Purchase Agreement), and (ii) when all subject Registrable Securities can be sold under Rule 144 of the Securities Act.

               SECTION 13. MISCELLANEOUS.

               (a) NO INCONSISTENT AGREEMENTS. This Agreement amends, restates and supercedes the Sections 8.4 through 8.15 of the HarbourVest Agreement in its entirety, and the Company's obligations under such Sections of the HarbourVest Agreement are hereby terminated. The Company has not entered into and shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

               (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not knowingly take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

               (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

               (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

               (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

               (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts in the form attached hereto, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

               (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               (i) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

               (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors and to the Company and counsel for the Company and Investors at the address indicated below:

                   Ulf Arnetz
                   President and CEO
                   Corechange, Inc.
                   260 Franklin Street, Suite 1890
                   Boston, Massachusetts  02100

                   with a copy to (which shall not constitute notice hereunder):

                   Hale and Dorr LLP
                   60 State Street
                   Boston, Massachusetts 02109
                   Attention:       Stuart M. Falber
                   Telecopy No:  (617) 526-5000

                   Kirkland & Ellis
                   200 East Randolph Drive
                   Chicago, Illinois 60601
                   Attention:       Gary R. Silverman
                   Telecopy No:     (312) 861-2200

     or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

     THE COMPANY:                            CORECHANGE, INC.

                                             By:  /S/ ULF ARNETZ
                                                -------------------------------


                                             Its:  PRESIDENT / CEO
                                                 ------------------------------

     HARBOURVEST:                            HARBOURVEST VENTURE PARTNERS V -
                                             DIRECT FUND L.P.


                                             By:
                                                -------------------------------


                                             Its:
                                                 ------------------------------

                              SCHEDULE OF INVESTORS

                                Corechange, Inc.
           Schedule of Series B Preferred Convertible Bridge Financing


                                        Date of    Interest till     Daily    Principal  # of Series B
Name                          Amount    Deposit      2/18/00       Interest  + Interest    Pref Shares               Address
                             --------   --------   -------------   --------  -----------   --------                  --------

HarbourVest Partners LLC   $  500,000    11/2/99    $ 11,945.21    $ 109.59    $ 511,945     87,707   One Financial Center Boston
Ulf Arnetz                 $  250,000    11/2/99    $  5,972.60       54.79    $ 255,973     43,853   260 Franklin St Boston
Torbjorn Karlsson          $  250,000    11/2/99    $  5,972.60       54.79    $ 255,973     43,853   c/o Corechange Svenska,
                                                                                                        Stockholm
Breviksgruppen AB          $  100,000   12/29/99    $  1,139.73       21.92    $ 101,140     17,327   Birger Jarlsgatan 2,
                                                                                                        114 32 Stockholm
Minvest AB                 $  120,000   12/29/99    $  1,367.67       26.30    $ 121,368     20,793   Neglinge Center,
                                                                                                        133 33 Saltsjobaden
Henrik Ingvarsson          $   25,000   12/29/99    $    284.93        5.48    $  25,285      4,332   Vikingagatan 27,
                                                                                                        113 42 Stockholm
Andreas Nyberg             $   13,000   12/29/99    $    148.16        2.85    $  13,148      2,253   Fleminggatan 56,
                                                                                                        112 45 Stockholm
Dan Segenmark              $  120,000   12/29/99    $  1,367.67       26.30    $ 121,368     20,793   Kistavagen 14,
                                                                                                        192 67 Sollentuna
Lars Ahlstrom              $   50,000   12/29/99    $    569.86       10.96    $  50,570      8,664   Bergsjoholm,
                                                                                                        271 91 Ystad
Jan Khilberg               $  120,000   12/29/99    $  1,367.67       26.30    $ 121,368     20,793   Engelbrektsgatan 18,
                                                                                                        5 Tr, 114 32 Stockholm
Andreas Segenmark          $  120,000   12/29/99    $  1,367.67       26.30    $ 121,368     20,793   Borgvagen 21,
                                                                                                        192 55 Sollentuna
Svensk Vininformation AB   $   50,000   12/29/99    $    569.86       10.96    $  50,570      8,664   Box 9175, 102 73 Stockholm
J O Hersler Consulting AB  $   20,000   12/29/99    $    227.95        4.38    $  20,228      3,465   Engelbrektsgatan 39,
                                                                                                        3 tr, 114 32 Stockholm
Sofie Emilsson             $   50,000   12/29/99    $    569.86       10.96    $  50,570      8,664   Radmansgatan 84,
                                                                                                        113 29 Stockholm
Rosebud Corporation        $  300,000   12/29/99    $  3,419.18       65.75    $ 303,419     51,982   C/O Jean Paul Le Grand,
                                                                                                        37 39 Avenue Dumas, Geneva
                                                                                                        Switzerland
Robert Friberg             $  200,000   12/29/99    $  2,279.45       43.84    $ 202,279     34,655   Sockenvagen 141,
                                                                                                        132 46 Stockholm
Svensk Vininformation AB   $   40,000   12/29/99    $    455.89        8.77   $   40,456      6,931   Box 9175, 102 73 Stockholm
Andreas Strindholm         $   10,000   12/29/99    $    113.97        2.19   $   10,114      1,733   Ballonggatan 21, 169 71 Solna
Per Sahlestrom             $   20,000   12/29/99    $    227.95        4.38   $   20,228      3,465   Bromma Kyrkvag 448,
                                                                                                        168 58 Bromma
Jan Matsson                $   18,000   12/29/99    $    205.15        3.95   $   18,205      3,119   Palsundsgatan 6,
                                                                                                        117 31 Stockholm
Harald Mattson Marn        $   58,500   12/29/99    $    666.74       12.82   $   59,167     10,136   Styrmansgatan 24,
                                                                                                        114 54 Stockholm
Carl Mattson Marn          $   58,500   12/29/99    $    666.74       12.82   $   59,167     10,136   Styrmansgatan 24,
                                                                                                        114 54 Stockholm
Hans Bjurklint             $   35,000   12/29/99    $    398.90        7.67   $   35,399      6,065   Skapparp, 310 40 Harplinge
Rikard svensson            $  150,000   12/29/99    $  1,709.59       32.88   $  151,710     25,991   Herrgardsgatan 2 A,
                                                                                                        722 13 Vasteras
Fredrik Svensson           $  150,000   12/29/99    $  1,709.59       32.88   $  151,710     25,991   Skeppsgatan 1, 721 32 Vasteras
Matz Borsch                $  100,000   12/29/99    $  1,139.73       21.92   $  101,140     17,327   Tornbrinken 6,
                                                                                                        132 36 Saltsjo-Boo
Bjorn von Malmborg         $  143,000   12/29/99    $  1,629.81       31.34   $  144,630     24,778   Camino Alto, 108 La Moraleja,
                                                                                                        28109 Al Cobendas(Mardrid)
                                                                                                        Spanien
Hans Jacobsson             $   81,000   12/29/99    $    923.18       17.75   $   81,923     14,035   Kiviksgatan 13, 168 54 Bromma
Adam Dahlberg              $  115,000   12/29/99    $  1,310.68       25.21   $  116,311     19,926   Riddargatan 15,
                                                                                                         114 57 Stockholm
Stina Linden               $   20,000    1/27/00    $    100.82        4.38   $   20,101      3,444   Baltvagen 7, 191 33 Sollentuna
Ulf Oster                  $   20,000    1/27/00    $    100.82        4.38   $   20,101      3,444   Skogsfrugrand 33,
                                                                                                        167 62 Bromma
Erik Ekberg                $   15,000    1/27/00    $     75.62        3.29   $   15,076      2,583   Strandvagen 57,
                                                                                                        115 23 Stockholm
Strom & Partners           $   45,000    1/27/00    $    226.85        9.86   $   45,227      7,748   Strom & Partners, P O Box 775,
                                                                                                         8024 Zurich, Switzerland
Richard Hellberg           $   16,000    2/7/00     $     42.08        3.51   $   16,042      2,748   Engelbrektsgatan 23,
                                                                                                        114 23 Stockholm
                           $3,383,000               $    50,274        $741   $3,433,274    588,192


Direct Investors in the Series B
--------------------------------

Harbourvest Capital        $1,500,000                                                       256,981   One Financial Center,
                                                                                                       44th Floor, Boston, MA 02111
ABN AMRO Capital (USA)
 Inc.                      $4,000,000                                                       685,284   208 South LaSalle Street,
                                                                                                        10th Floor, Chicago, IL
                                                                                                        60604
Xcelera.com                $3,500,000                                                       599,623   Ugland House, South Church
                                                                                                         Street, Grand Cayman,
                                                                                                          Cayman Island, British
                                                                                                           West Imdies
Xcelera.com                $5,000,000                                                       856,604   Ugland House, South Church
                                                                                                        Street, Grand Cayman,
                                                                                                        Cayman Island,
                                                                                                        British West Imdies
Ronald Hirsch                 $25,000                                                         4,283   223 North Guadalupe,
                                                                                                        PMB # 153, Santa Fe, NM
                                                                                                         87501
UK Private Investors
AIB Nominees                  $75,000                                                        12,849   AIB Nominees, Allied Irish
                                                                                                        Bank House, P.O. Box 468,
                                                                                                        Grenville Street,
                                                                                                        St. Hellier, Jersey JE 8WT,
                                                                                                        Channel Islands
Marquis Limited               $50,000                                                         8,566   Mr. Brad Walmsley,
                                                                                                        VP Cititrust Switzerland,
                                                                                                        62 Rue du Rhone,
                                                                                                        PO BOAX 3946, CH-1211,
                                                                                                        Geneva 3, Switzerland
Ms. Caroline Kauslick Coombs  $50,000                                                         8,566   23 York Avenue, East Sheen,
                                                                                                        London, SW14, 7LQ, UK
Mr. Phelim Greene             $25,000                                                         4,283   72 Leopardstown Ave.,
                                                                                                        Blackrock, Co. Dublin,
                                                                                                        Ireland
Mr. Donal Greene              $32,000                                                         5,482   Treetops, 114 Roebuck Road,
                                                                                                        Clonskeagh, Dublin 14,
                                                                                                        Ireland
Mr. Kevin MacNally            $25,000                                                         4,283   3 Ailesbury Way, Ailesbury
                                                                                                        Road, Dublin 4, Ireland
Mrs. Niamh McGowan            $25,000                                                         4,283   Smurfit Print, 33 Botanic
                                                                                                        Road, Glasnevin, Dublin 9,
                                                                                                        Ireland
Ms. Margaret Kennedy          $43,750                                                         7,495   9 Ashurst College Road,
                                                                                                        Kilkenny, Co. Kilkenny,
                                                                                                        Ireland
Total Direct Series B
 Preferred I              $14,350,750                                                     2,458,583
Total Converted + Direct
 Investor                 $17,733,750                                                     3,046,775


                        FORM OF PURCHASER SIGNATURE PAGE

                            PURCHASER SIGNATURE PAGE

     By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of
(i) the Series B Convertible Preferred Stock Purchase Agreement dated as of February 18, 2000 (the "Series B Purchase Agreement") by and among Corechange, Inc. ("Corechange") and the Purchasers (as defined therein), as to the number of shares of Series B Convertible Preferred Stock set forth below, (ii) the Amended and Restated Stockholders Agreement dated as of February 18, 2000 (the "Stockholders Agreement") by and among Corechange and the Stockholders (as defined therein) as a "Stockholder" thereunder, and (iii) the Registration Agreement dated as of February 18, 2000, (the "Registration Agreement") by and among Corechange and the Holders (as defined therein) as a "Holder" thereunder, and authorizes this signature page to be attached to the Series B Agreement, the Stockholders Agreement (as defined therein) as a as a "Holder" thereunder, and authorizes this signature page to be attached to the Series B Agreement, the Stockholders Agreement and the Registration Agreement or counterparts thereof.

                                 Name of Purchaser

                                 ------------------------------------

                                 By:
                                    Title:

                                 Record
                                 Address:
                                         ----------------------------

                                 ------------------------------------

                                 Telecopy No.:
                                              -----------------------

                                 Number of Shares:
                                                  -------------------

                                 Aggregate purchase price:

                                 $--------------

Agreed and accepted this
___day of _________, 2000

CORECHANGE, INC.

By:  _____________________
         Title:

             PLEASE COMPLETE, SIGN AND RETURN AS SOON AS POSSIBLE BY TELECOPY, WITH THE ORIGINAL THEN SENT BY OVERNIGHT COURIER, TO:

                             STUART M. FALBER, ESQ.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109
                                Tel: 617-526-6663
                                Tel: 617-526-5000